Income Taxes	9 Months Ended
Sep. 30, 2012
Income Taxes
(7)	Income Taxes

The Company’s effective income tax rates were -2.70% and 2.43% for the three months ended September 30, 2012 and 2011, respectively, and 3.41% and 4.78% for the nine months ended September 30, 2012 and 2011, respectively.

The Company released liabilities for unrecognized tax benefits and recognized tax provision reductions of $3,040 and $3,267 for the three months ended September 30, 2012 and 2011, respectively, due to the lapsing of certain statutes of limitations.

In October of 2012, the Company received notification from the Internal Revenue Service that the 2010 United States tax return for TGH’s subsidiary, Textainer Equipment Management (U.S.) has been selected for examination. The examination is currently ongoing and to date, no matters have arisen to alter the Company’s accounting for income taxes.